Exhibit 32.2
Certification required by Rule 13a-14(a) or Rule 15d-14(b) and section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350

I, Bryn Harman, Chief Financial Officer of HuntMountain Resources Ltd., certify that:

1.           This report on Form 10-Q/A of HuntMountain Resources Ltd. fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in this quarterly report fairly presents, in all material respects, the financial condition and results of operations of HuntMountain Resources Ltd.

Date: November 3, 2008

/s/ Bryn Harman

Bryn Harman, Chief Financial Officer